Exhibit 99.1

HMS Holdings Announces Closing of Eliza Corporation Acquisition: All Cash Transaction Expected to be Accretive to 2017 Earnings

IRVING, Texas, April 18, 2017 (GLOBE NEWSWIRE) -- HMS Holdings Corp. (the “Company” or “HMS”) (NASDAQ:HMSY), a leading provider of coordination of benefits, payment integrity and member health management solutions for payers, has completed the previously announced acquisition of Eliza Corporation (“Eliza”). The cash purchase price of approximately $172 million was funded with available liquidity, consisting of approximately 75% cash on hand and 25% from the Company’s existing credit line. The addition of Eliza is currently expected to add approximately $35 million to 2017 Company revenue and be accretive to current year earnings. An update to other aspects of full year 2017 guidance as a result of the acquisition will be provided on the Company’s 1Q’17 earnings conference call.

Eliza is a cloud-based platform which provides comprehensive and personalized outreach and health engagement solutions to improve quality of care and clinical outcomes. It utilizes sophisticated communication techniques and proprietary predictive analytics, behavioral science and data-driven design methodologies to achieve targeted outcomes for customers and their members.

Eliza has 70+ customers, including eight of the top ten health plans in the U.S. Their health engagement analytics and services successfully integrate proprietary data assets, a deep understanding of the healthcare consumer, and multi-channel outreach and technology to deliver desired results for health plans, PBMs, home health agencies and disease management companies. The Eliza solution suite helps target gaps in care and provides tools to pursue appropriate condition management; raise quality scores; improve cost savings; and increase wellness, preventative care, medication adherence, member satisfaction and retention. For additional information, see: http://www.elizacorp.com.

“We view member outreach and engagement as a natural extension of the work we have done historically, and an opportunity to leverage both the Essette care management platform we acquired last fall and the data assets and analytics we have built over the years in the cost-containment arena,” said Bill Lucia, HMS Chairman and CEO. “We also know our customers want to deal with fewer service providers for a variety of reasons, including to reduce the risk of data breaches and the abrasion associated with hiring multiple vendors for member interactions. With our existing HiTrust certification, we expect there will be heightened interest in the combined solutions we can now offer for coordination of benefits (COB), payment integrity (PI), health management and patient engagement – all services impacting both costs and revenue for risk-bearing entities.”

“We enthusiastically welcome the Eliza team into the HMS family and look forward to taking advantage of our newly acquired capabilities, which enhance our capacity to bend the healthcare cost curve on behalf of customers,” added Lucia.

“Effective member outreach and engagement are tools applicable across the entire HMS customer base - from commercial at-risk and ASO populations to those in Medicare and Medicaid.  Eliza has built best-in-class solutions designed to deliver a consistent consumer experience - utilizing digital design to personalize content, motivate members, drive ideal behaviors and reduce costs. We have consistently found that mastering the intricacies of engaging consumers is key to improving health outcomes and reducing expenditures, particularly for the 5% of the population that account for roughly 50% of healthcare spending,” said John Shagoury, Eliza President and CEO.

“This acquisition represents a significant broadening of the total addressable market for HMS services, as we add to our capacity to assist customers with solutions they can utilize to better manage the health of their members. We believe this broader suite of services, to be sold as part of a third business vertical established with the acquisition of Essette, is a natural complement to our core COB and PI product offerings and will increase opportunities to cross-sell into our expansive customer base. We are also expanding that base, as a meaningful portion of Eliza revenue is generated from PBMs. Our initial sales focus will be commercial health plans and provider owned plans, but we expect there will be interest in the Essette and Eliza product suite from our state customers as well,” said Jeff Sherman, HMS CFO.

About HMS

HMS Holdings Corp., through its subsidiaries, provides coordination of benefits, payment integrity, and health management and engagement solutions for payers. HMS serves state Medicaid programs; commercial health plans, including Medicaid managed care, Medicare Advantage and group and individual health lines of business; federal government health agencies, including the Centers for Medicare & Medicaid Services and the Veterans Health Administration; government and private employers; child support agencies; and other healthcare payers and sponsors. As a result of HMS’s services, customers recover billions of dollars annually and save billions more through the prevention of improper payments.

Safe Harbor Statement

This press release contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements reflect our current expectations, projections and assumptions about our financial results, business, the economy and future events or conditions. They do not relate strictly to historical or current facts. Forward‐looking statements can be identified by words such as “aims,” “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “likely,” “may,” “plans,” “projects,” “seeks,” “targets,” “will,” “would,” “could,” “should,” and similar expressions and references to guidance, although some forward-looking statements may be expressed differently. In particular, these include statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. Factors or events that could cause actual results to differ may emerge from time to time and are difficult to predict. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results may differ materially from past results and those anticipated, estimated or projected. We caution you not to place undue reliance upon any of these forward-looking statements.

Factors that could cause or contribute to such differences, include, but are not limited to: our ability to execute our business plans or growth strategy; our failure to innovate, develop or implement new or enhanced solutions or services; the nature of investment and acquisition opportunities we are pursuing, and the successful execution of such investments and acquisitions; our ability to successfully integrate acquired businesses (including Eliza) and realize synergies; variations in our results of operations; our failure to accurately forecast the revenue under our contracts and solutions; our ability to protect our systems from damage, interruption or breach, and to maintain effective information and technology systems and networks; our failure to protect our intellectual property rights, proprietary technology, information processes, and know-how; significant competition for our solutions and services; our failure to maintain a high level of customer retention or the unexpected reduction in scope or termination of key contracts with major customers; customer dissatisfaction, our non-compliance with contractual provisions or regulatory requirements; our failure to meet performance standards triggering significant costs or liabilities under our contracts; our inability to manage our relationships with information and data sources and suppliers; reliance on subcontractors and other third party providers and parties to perform services; our ability to continue to secure contracts and favorable contract terms through the competitive bidding process and to prevail in protests or challenges to contract awards; pending or threatened litigation; unfavorable outcomes in legal proceedings; our success in attracting qualified employees and members of our management team; our ability to generate sufficient cash to cover our interest and principal payments under our credit facility or to borrow or use credit; unexpected changes in our effective tax rates; unanticipated increases in the number or amount of claims for which we are self-insured; changes in the U.S. healthcare environment or healthcare financing system, including regulatory, budgetary or political actions that affect procurement practices and healthcare spending; our failure to comply with applicable laws and regulations governing individual privacy and information security or to protect such information from theft and misuse; negative results of government or customer reviews, audits or investigations; state or federal limitations related to outsourcing or certain government programs or functions; restrictions on bidding or performing certain work due to perceived conflicts of interests; the market price of our common stock and lack of dividend payments; and anti-takeover provisions in our corporate governance documents; and other factors, risks and uncertainties described in our most recent Annual Report on Form 10-K and in our other filings with the Securities and Exchange Commission. Any forward-looking statements are made as of the date of this press release. Except as may be required by law, we disclaim any obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:
Dennis Oakes
SVP, Investor Relations
dennis.oakes@hms.com
212-857-5786

Media Contact:
Francesca Marraro
VP, Marketing and Communications
fmarraro@hms.com
201-927-7055